                                                             EXECUTION VERSION

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT"), dated as of January 28, 2000, is entered into by and among:

                  (1) ADAC LABORATORIES, a California corporation
         ("BORROWER");

                  (2) Each of the financial institutions listed in SCHEDULE I TO THE CREDIT AGREEMENT referred to in RECITAL A below (such financial institutions to be referred to herein collectively as the "EXISTING LENDERS");

                  (3) ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco Representative Office, as agent for the Lenders (as defined below) (in such capacity, "AGENT"); and

                  (4) COMERICA BANK - CALIFORNIA, a California banking corporation, that will become a party to the Credit Agreement pursuant to this Amendment (the "NEW LENDER", and together with the Existing Lenders, the "Lenders").

                                    RECITALS

         A. Borrower, the Existing Lenders and Agent are parties to an Amended and Restated Credit Agreement dated as of March 29, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 17, 1999 (as amended, the "CREDIT AGREEMENT"). Pursuant to the Credit Agreement, the Existing Lenders have agreed to provide to Borrower certain credit facilities with a Total Commitment of $75,000,000.

         B. Borrower has requested the Existing Lenders and Agent to amend the Credit Agreement in certain respects and increase the Total Commitment to $85,000,000.

         C. In order to facilitate the increase of the Total Commitment to $85,000,000, Borrower has requested that the New Lender become a party to the Credit Agreement.

         D. The New Lender is willing to become a party to the Credit Agreement, and the New Lender, the Existing Lenders and Agent are willing to so amend the Credit Agreement upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Existing Lenders, the New Lender and Agent hereby agree as follows:

         1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in SECTION I OF THE CREDIT AGREEMENT shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. ALLOCATION OF OUTSTANDING LOANS AMONG THE EXISTING LENDERS AND THE NEW LENDER. Subject to the satisfaction of the conditions set forth in PARAGRAPH 5 below, Borrower, the Existing Lenders, the New Lender and Agent hereby agree that on and after the Second Amendment Effective Date (as defined below), each Existing Lender and the New Lender shall be a Lender under the Credit Agreement and the other Credit Documents with Proportionate Shares as set forth on SCHEDULE I OF THE CREDIT AGREEMENT (as amended pursuant to this Amendment), with the rights, duties and obligations of such a Lender under the Credit Agreement and the other Credit Documents. To effectuate the foregoing, on the Second Amendment Effective Date Agent shall calculate the Proportionate Share of each Existing Lender and the New Lender in each Borrowing then outstanding. Based upon such calculation, the New Lender shall purchase from the Existing Lenders such shares in the outstanding Loans as Agent determines is necessary to cause each Existing Lender and the New Lender to hold Loans in each outstanding Borrowing in a principal amount equal to such Existing Lender's and such New Lender's Proportionate Share of such Borrowings.

         3. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in PARAGRAPH 5 below, the Credit Agreement is hereby amended as follows:

                  (a) PARAGRAPH 1.01 is hereby amended by adding thereto, in appropriate alphabetical order, definitions of the terms "Litigation Settlement Payment" and "Litigation Settlement Payment Non-Recurring Charge" to read in their entirety as follows:

                           "LITIGATION SETTLEMENT PAYMENT" shall mean an
                  amount (including related legal fees), not to exceed Fifteen Million Dollars ($15,000,000),to be paid by Borrower as a result of its settlement of various lawsuits with certain of its shareholders, including without limitation "In re ADAC Laboratories Securities Litigation, Master File No. C-98-4934-MHP" and Civil Action CV779262, pending in the County of Santa Clara, California.

                           "LITIGATION SETTLEMENT PAYMENT NON-RECURRING
                  CHARGE" shall mean (without duplication of amounts previously charged in connection with the 1999 Litigation Reserve) the non-recurring charge, not to exceed $15,000,000 (pre-tax)
                  in the aggregate, to be taken by Borrower during its fiscal year 2000 as a result of its payment of the Litigation Settlement Payment.

                  (b) PARAGRAPH 1.01 is hereby further amended by changing the definition of the term "EBITDA" set forth therein to read in its entirety as follows:

                           "EBITDA" shall mean, with respect to Borrower and
                  its Subsidiaries for any period, the sum of the following, determined on a consolidated basis in accordance with GAAP:

                                    (a) The net income of Borrower and its
                           Subsidiaries for such period before provision for income taxes;

                                      PLUS

                                    (b) The sum (to the extent deducted in
                           calculating such net Income for such period under CLAUSE (a) above) of (i) all Interest Expenses of Borrower and its Subsidiaries accrued during such period and (ii) all depreciation and amortization expenses of Borrower and its Subsidiaries accrued during such period;

                                      PLUS

                                    (c) To the extent deducted in calculating
                           such net income for such period under CLAUSE (a) above, (i) all Acquisition In-Process R&D Charges taken by Borrower and its Subsidiaries during such period, (ii) all 1999 Non-Recurring and Non-Ordinary Charges taken by Borrower and its Subsidiaries during such period, (iii) all Capitalized Spare Parts 1999 Non-Ordinary Charges taken by Borrower and its Subsidiaries during such period; (iv) all Latin American Notes 1999 Non-Ordinary Charges taken by Borrower and its Subsidiaries during such period and (v) all Litigation Settlement Payment Non-Recurring Charges taken by Borrower and its Subsidiaries during such period.

                  (c) PARAGRAPH 1.01 is hereby further amended by changing the definition of the term "Total Commitment" set forth therein to read in its entirety as follows:

                           "TOTAL COMMITMENT" shall mean, at any time, Eighty
                  Five Million Dollars ($85,000,000) or, if such amount is reduced pursuant to SUBPARAGRAPH 2.02(a), the amount to which so reduced and in effect at such time.

                  (d) SUBPARAGRAPH 5.02(a) is hereby amended by changing CLAUSE (iv) thereof to read in its entirety as follows:

                           (iv) Indebtedness of Borrower and its Subsidiaries
                  under Rate Contracts, provided that (A) all such arrangements are entered into in connection with bona fide hedging operations and not for speculation and (B) the aggregate net amount owed by Borrower and its Subsidiaries under, on account of or otherwise in connection with such Rate Contracts does not exceed $10,000,000 (marked to market) at any time;

                  (e) SUBPARAGRAPH 5.03(b) is hereby amended by changing the INTRODUCTORY CLAUSE thereof to read in its entirety as follows:

                           (b) TANGIBLE NET WORTH. Borrower shall not permit
                  the sum of (1) Tangible Net Worth of Borrower and its Subsidiaries on the last day of any fiscal quarter (any such date to be referred to herein as a "determination date") which occurs on or after July 4, 1999 (such date to be referred to herein as the "base date") PLUS (2) the after tax amount (if any) of the Capitalized Spare Parts 1999 Non-Ordinary Charges, the Latin American Notes 1999 Non-Ordinary Charges and the Litigation Settlement Payment Non-Recurring Charges of Borrower and its Subsidiaries (as applicable) for each quarter after the base date through and including the quarter ending immediately prior to the determination date, to be less than the sum on such determination date of the following:

                  (f) SUBPARAGRAPH 5.03(c) is hereby amended to read in its entirety as follows:

                                    (c) DEBT/EBITDA RATIO. Borrower shall not
                           permit the Debt/EBITDA Ratio of Borrower and its Subsidiaries to be greater than the ratios set forth below as of the end of the four fiscal quarter periods set forth below:

                                    Four fiscal quarter period ending on each
                                    of the last day of the third fiscal
                                    quarter in 1999, and the fourth fiscal
                                    quarter in 1999                3.00 to 1.00

                                    Four fiscal quarter period ending on the
                                    last day of the first fiscal quarter in
                                    2000                           3.25 to 1.00

                                    Four fiscal quarter period ending on the
                                    last day of the second fiscal quarter in
                                    2000                           3.00 to 1.00

                                    Four fiscal quarter period ending on the
                                    last day of the third fiscal quarter in
                                    2000 and the date day of each fiscal
                                    quarter thereafter            2.50 to 1.00;

                           PROVIDED, HOWEVER, that for every four fiscal quarter period ending on the last day of a fiscal quarter occurring after the date Agent and the Lenders release their security interest in the Collateral securing the Secured

                           Obligations pursuant to SUBPARAGRAPH 2.12(e), Borrower shall not permit the Debt/EBITDA Ratio of Borrower and its Subsidiaries to be greater than
                           2.00 to 1.00.

                  (g) SUBPARAGRAPH 5.03(d) is hereby amended to read in its entirety as follows:

                                    (d) PROFITABILITY. Borrower shall not
                           permit the consolidated net income of Borrower and its Subsidiaries (i) for the third fiscal quarter in 1999 to be a loss in excess of $9,000,000, (ii) for the fourth fiscal quarter in 1999 to be less than $1.00 and (iii) for any other fiscal quarter to be less than $1.00. In calculating the consolidated net income of Borrower and its Subsidiaries for the third fiscal quarter in 1999, an amount equal to the after-tax sum of any Latin American Notes 1999 Non-Ordinary Charges taken by Borrower during such fiscal quarter shall be ignored. In addition, in calculating the consolidated net income of Borrower and its Subsidiaries for the fourth fiscal quarter in 1999, an amount equal to the sum of the 1999 Litigation Reserve, the after-tax sum of any Capitalized Spare Parts 1999 Non-Ordinary Charges and the Latin American Notes 1999 Non-Ordinary Charges taken by Borrower during such fiscal quarter shall be ignored. Moreover, in calculating the consolidated net income of Borrower and its Subsidiaries for the fiscal quarter in 2000 in which Borrower records the Litigation Settlement Payment Non-Recurring Charge, an amount equal to the after-tax sum of any Litigation Settlement Payment Non-Recurring Charge taken by Borrower during such fiscal quarter shall be ignored. Finally, in calculating the consolidated net income of Borrower and its Subsidiaries for any quarter for the purposes of this subparagraph, an amount equal to the after-tax sum of any Acquisition In-Process R&D Charges taken by Borrower during such fiscal quarter shall be ignored.

                  (h) SCHEDULE I which sets forth the Proportionate Share of each Lender is hereby amended to read in its entirety as set forth on ATTACHMENT A hereto.

         4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent, the Existing Lenders and the New Lender that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in PARAGRAPH 3 above, the following will be true and correct on the Second Amendment Effective Date:

                  (a) The representations and warranties of Borrower and its Subsidiaries set forth in PARAGRAPH 4.01 OF THE CREDIT AGREEMENT and in the other Credit Documents are true and correct in all material respects;

                  (b) No Default or Event of Default has occurred and is continuing; and

                  (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this PARAGRAPH 4 that, on and after the date hereof, such term includes this Amendment.)

         5. SECOND AMENDMENT EFFECTIVE DATE. The addition of the New Lender as a party to the Credit Agreement effected by PARAGRAPH 2 above and the amendments effected by PARAGRAPH 3 above shall become effective on January 28, 2000 (the "SECOND AMENDMENT EFFECTIVE DATE"), subject to receipt by the Existing Lenders, the New Lender and Agent, as applicable, on or prior to the Second Amendment Effective Date of the following, each in form and substance satisfactory to the Existing Lenders, the New Lender and Agent and their respective counsel, as applicable:

                  (a) This Amendment duly executed by Borrower, each Lender and Agent;

                  (b) An Amended and Restated Note, dated the Closing Date and otherwise appropriately completed, made payable to the New Lender, in the amount of the New Lender's Proportionate Share as of the Second Amendment Effective Date;

                  (c) A letter in the form of ATTACHMENT B hereto appropriately completed and duly executed by each Guarantor;

                  (d) A Certificate of the Secretary of Borrower, dated the Second Amendment Effective Date, certifying that (i) the Articles of Incorporation and Bylaws of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby, including without limitation, the increase in the Total Commitment;

                  (e) A Certificate of the Secretary of each Domestic Subsidiary, dated the Second Amendment Effective Date, certifying that (i) the Articles of Incorporation and Bylaws of such Domestic Subsidiary, in the form delivered to Agent on the Closing Date or the First Amendment Effective Date (as applicable), are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of such Domestic Subsidiary and continuing in effect, which authorize the execution, delivery and performance by such Domestic Subsidiary of the Credit Documents executed or to be executed by such Subsidiary in connection with this Amendment and the consummation of the transactions contemplated hereby and thereby;

                  (f) A favorable written opinion of legal counsel for Borrower and the Domestic Subsidiaries, dated the Second Amendment Effective Date, addressed to Agent for the benefit of Agent, the Existing Lenders and the New Lender, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent; and

                  (g) Such other evidence as Agent, any Existing Lender or the New Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

         6. EFFECT OF THIS AMENDMENT. On and after the Second Amendment Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         7.  MISCELLANEOUS.

                  (a) COUNTERPARTS. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  (b) HEADINGS. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  (c) GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         IN WITNESS WHEREOF, Borrower, Agent, the Existing Lenders and the New Lender have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                              ADAC LABORATORIES


                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------


AGENT:                                 ABN AMRO BANK N.V.


                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------

                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------

EXISTING LENDERS:                      ABN AMRO BANK N.V.


                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------


                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------


                                       SANWA BANK CALIFORNIA


                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------

                                       BANQUE NATIONALE DE PARIS


                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------

                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------

                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------

                                       WELLS FARGO BANK, N.A.


                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------

NEW LENDER:                            COMERICA BANK - CALIFORNIA


                                       By:
                                          ---------------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                ---------------------------

                                  ATTACHMENT A

                                     LENDERS

LENDER                                                           PROPORTIONATE
                                                                     SHARE*

ABN AMRO BANK N.V.                                                29.41176471%

                  APPLICABLE LENDING OFFICE:

                  ABN AMRO Bank N.V.
                  San Francisco Representative Office
                  101 California Street, Suite 4550
                  San Francisco, CA  94111-5812

                  ADDRESS FOR NOTICES:

                  CREDIT ADMINISTRATION:

                  ABN AMRO Bank N.V.
                  208 S. LaSalle Street, Suite 1500
                  Chicago, IL  60604-1003
                  Attn:  Joseph Coriaci
                         Credit Administration
                  Telephone:  (312) 992-5118
                  Fax No.:  (312) 992-5111

                  With a copy to:

                  ABN AMRO Bank N.V.
                  101 California Street, Suite 4550
                  San Francisco, CA 94111-5812
                  Attn:  Dianne Barkley
                         Vice President
                  Telephone:  (415) 984-3706
                  Fax No:  (415) 362-3524

                  NOTICES OF BORROWING, ETC.:

                  ABN AMRO Bank N.V.
                  Capital Markets Syndication Group
                  1235 Avenue of the Americas, 9th Floor
                  New York, NY 10019
                  Attn:  Linda Boardman
                  Telephone:  (212) 314-1724
                  Fax No:  (212) 314-1709

                  WIRING INSTRUCTIONS:

                  ABN AMRO Bank N.V.
                  ABA #:  026009580
                  F/O ABN AMRO Bank N.V.
                  Chicago Branch CPU
                  Account #:  650-001-1789-41
                  Reference:  Adac Laboratories

         * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

LENDER                                                             PROPORTIONATE
                                                                       SHARE*

SANWA BANK CALIFORNIA                                               21.17647059%

                  Applicable Lending Office:
                  San Jose CBC
                  220 Almaden Boulevard
                  San Jose, CA  95113-2003

                  Address for notices:

                  220 Almaden Boulevard
                  San Jose, CA  95113-2003
                  Attn:  James Rosewater
                  Telephone No:  (408) 297-6500
                  Telecopier No:  (408) 292-4092

                  Wiring Instructions:

                  Sanwa Bank California
                  220 Almaden Boulevard
                  San Jose, CA  95113
                  ABA No. 122003516
                  Account No:  1129-92463
                  Reference:  Commercial Loan No. 00-0491250-5
                  For Further Credit To: ADAC Laboratories

         * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

LENDER                                                            PROPORTIONATE
                                                                      SHARE*

BANQUE NATIONALE DE PARIS                                          12.94117647%

                  Applicable Lending Office:

                  Banque National de Paris,
                  San Francisco Branch
                  180 Montgomery Street, 3rd Floor
                  San Francisco, CA  94104

                  Address for Notice:

                  180 Montgomery Street, 3rd Floor
                  San Francisco, CA  94104
                  Attention:  Debra Wright, Vice President
                  Telephone:  (415) 956-0707
                  Telecopier:  (415) 296-8954
                  Telex:  RCA 278900 (Answerback: BNPs UR)

                  Wiring Instructions

                  Federal Reserve Bank of San Francisco
                  San Francisco, California
                  ABA Number:  121027234
                  Account Name:  Banque Nationale de Paris, San Francisco Branch
                  Reference:  ADAC Laboratories

         * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

LENDER                                                             PROPORTIONATE
                                                                       SHARE*

UNION BANK OF CALIFORNIA, N.A.                                      12.94117647%

                  Applicable Lending Office:

                  Union Bank of California, N.A.
                  350 California Street
                  San Francisco, CA  94104
                  Address for Notice:                        CC: NOTIFICATION

                  Union Bank of California, N.A.             Allan Miner
                  Northern California Commercial Banking     99 Almaden Blvd.
                    Division                                 Suite 200
                  350 California Street, 10th Floor          San Jose, CA 95113
                  San Francisco, CA  94104                   Tel.: 408/279-7742
                  Attention:  Jim Goudy                      Fax: 408/280-7163
                  Telephone:  (415) 705-7165
                  Telecopier:  (415) 705-7111

                  Wiring Instructions:

                  Union Bank of California, N.A.
                  1980 Saturn Street
                  Monterey Park, CA  91755

                  ABA Number:  122-000-496
                  Account Number:  070-196431
                  Account Name:  Wire Transfer Clearing
                  Attention:  Commercial Loan Operations
                  Reference:  ADAC Laboratories
                  (include any additional information needed to process transaction)

         * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

LENDER                                                            PROPORTIONATE
                                                                      SHARE*

WELLS FARGO BANK, N.A.                                             11.76470588%

                  Applicable Lending Office:

                  Wells Fargo Bank, N.A.
                  121 Park Center Plaza, Third Floor
                  San Jose, CA  95113

                  Address for Notice:

                  Wells Fargo Bank, N.A.
                  Commercial Banking Loan Center
                  201 Third Street, 8th Floor
                  San Francisco, CA  94103
                  Attention:  Carol Burke
                  Telephone:  (415) 477-5260
                  Telecopier:  (415) 979-0675

                  Wiring Instructions:

                  Wells Fargo Bank, N.A.
                  San Francisco, CA
                  ABA Number:  121-000-248
                  BNF:  Member SYN/AC-2712-507201
                  Reference:  ADAC LABORATORIES

         * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

LENDER                                                             PROPORTIONATE
                                                                       SHARE*

COMERICA BANK-CALIFORNIA                                            11.76470588%

                  Applicable Lending Office:

                  Comerica Bank-California
                  155 Grand Avenue, Suite 402
                  Oakland, CA  94612

                  Address for Notice:

                  Comerica Bank-California
                  155 Grand Avenue, Suite 402
                  Oakland, CA  94612
                  Attention:  Scott Smith
                  Telephone:  (510) 645-2202
                  Telecopier:  (510) 645-2220

                  Wiring Instructions:

                  Comerica Bank-California
                  San Jose, California
                  ABA Number:  1211-37522
                  BNF:  For credit of CLS Wire Suspense A/C 21585-90010
                  Reference:  ADAC Laboratories
                  Attention:  Scott Smith (510) 645-2202

         * To be expressed as a percentage rounded to the eighth digit to the right of the decimal point.

                                  ATTACHMENT B

                            GUARANTOR CONSENT LETTER

                                January [A], 2000

TO:      ABN AMRO BANK, N.V.,
         As Agent for the Lenders under the Credit Agreement referred to below

         1.       Reference is made to the following:

                  (a) The Amended and Restated Credit Agreement dated as of March 29, 1999, as amended by that certain First Amendment to Credit Agreement dated as of August 17, 1999 (the "CREDIT AGREEMENT") among ADAC Laboratories ("BORROWER"), the financial institutions which are from time to time parties thereto (the "LENDERS"), and ABN AMRO Bank, as agent for the Lenders ("AGENT");

                  (b) The Amended and Restated Guaranty dated as of March 29, 1999 (the "GUARANTY") executed by each of the undersigned (each a "GUARANTOR," and collectively, the "GUARANTORS") in favor of the Lenders and Agent; and

                  (c) The Second Amendment to Credit Agreement dated as of January 28, 2000 (the "SECOND AMENDMENT") among Borrower, the Lenders and Agent.

         2. Each Guarantor hereby consents to the Second Amendment including without limitation the increase of the Total Commitment from $75,000,000 to $85,000,000. Each Guarantor expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of Guarantor, the Lenders or Agent under the Guaranty.

         3. From and after the date hereof, the term "Credit Agreement" as used in the Guaranty shall mean the Credit Agreement, as amended by the Second Amendment.

         4. The Guarantors' consent to the Second Amendment shall not be construed (i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of the Guarantors in connection with any future amendment of the Credit Agreement or any other Credit Document.

         IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

                                       ADAC RESEARCH AND MFG., INC.

                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       ADAC HEALTHCARE INFORMATION
                                       SYSTEMS, INC.

                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------


                                       ADAC LABORATORIES PACIFIC, INC.

                                       By:
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------


                                       ADAC CAPITAL, LLC

                                       By:
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                                           Name:
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                                           Title:
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                                      B-2